Dated the   26th   day of April   1994

                      BARINET COMPANY LIMITED

                             AND

                     MAXTOR (HONG KONG) LIMITED

           ******************************************

                            LEASE

                              of

ALL THAT the Building erected on Yau Tong Inland Lot No. 21 and known as Asia Trade Centre, 19 Sze Shan Street, Yau Tong Bay, Kowloon including the Basement, Ground Floor, First Floor, Second Floor, Third Floor and Flat Roof appurtenant thereto, Fourth Floor, Fifth Floor and the Roof, Asia Trade Centre, 19 Sze Shan Street, Yau Tong Bay, Kowloon erected on Yau Tong Inland Lot No.21.

          ******************************************
   REGISTERED in the Land Registry by Memorial No.
on





                                 P. Land Registrar.



                      CHAN, LAU & WAI,
                         SOLICITORS,
                          HONG KONG.



CSH/26762(8)/93/he
SC(HE): TA-ASIATRADE




THIS LEASE            made the 26th day of April   One

                    thousand nine hundred and ninety four

B E T W E E N

(1) BARINET COMPANY LIMITED whose registered office is

     situate at 30th Floor, Asia Orient Tower, Town Place,

     No. 33 Lockhart Road, Wanchai, Hong Kong (hereinafter

     called "the Landlord"); and

(2) MAXTOR (HONG KONG) LIMITED whose registered office is

     situate at 5th Floor, Asia Trade Centre, 19 Sze Shan

     Street, Yau Tong Bay, Kowloon, Hong Kong (hereinafter

     called "the Tenant").

WHEREBY IT IS AGREED as follows :-

1.  In consideration of the rents and the Tenant's covenants hereinafter reserved and contained the Landlord HEREBY

    DEMISES to the Tenant ALL THOSE premises details of

    which are contained in the First Schedule hereto (which

    said premises are hereinafter called "the Premises")

    which form the whole of the building known as Asia

    Trade Centre, 19 Sze Shan Street, Yau Tong Bay, Kowloon

    (hereinafter called "the Building") erected on Yau Tong

    Inland Lot No.21 TO HOLD the same unto the Tenant for

    the term specified in the Second Schedule hereto

    (hereinafter called "the term") determinable as

    hereinafter provided YIELDING AND PAYING therefor the

    rent set out in the Third Schedule hereto.

2.  THE TENANT HEREBY COVENANTS WITH THE LANDLORD as follows

     :-

    Outgoings

    ---------

   (1) (a)To pay the rents reserved hereby and any increase

          therein in Hong Kong currency in the manner

          stipulated in the Third Schedule hereto and by

          autopay if demanded without any deduction

          therefrom;

       (b)To pay rates charged on the Premises as assessed

          by the Government and in the event of the Premises

          not having been assessed to rates at the date of

          commencement of the term to pay to the Landlord

          quarterly in advance on the first days of January,

          April, July and October in each year, such

          percentage (as shall from time to time be

          determined by the Legislative Council in

          accordance with Section 18 of the Rating Ordinance

          as the percentage of the rateable value on which

          rates shall be computed) of the rent for the

          corresponding quarter as shall be required by the

          Landlord as a deposit by way of security for the

          due payment of rates and on receipt of an

          assessment from the Government such deposit shall

          be applied in payment of the rates for the period

          of the assessment and in the event that the

          assessment exceeds the sum deposited with the

          Landlord forthwith to pay the balance due to the

          Government in accordance with the assessment;

       (c)To pay and discharge all deposits and charges in

          respect of gas, water, electricity and telephones

          as may be shown by the separate meter or meters

          installed in the Premises or by accounts rendered

          to the Tenant;

       (d)To produce to the Landlord within a reasonable

          time on written demand made by the Landlord

          receipts for rates gas water telephone electricity

          charges paid by the Tenant;

       (e)To pay to the Landlord (without prejudice to any

          other right or remedy of the Landlord hereunder)

          on demand interest at the rate of 4% per annum

          over the rate from time to time quoted by The Hong

          Kong and Shanghai Banking Corporation Limited as

          its prime or best lending rate for Hong Kong

          Dollars in Hong Kong such interest to be

          calculated on a daily basis in respect of any

          payment not paid on the due date from the date

          upon which such payment ought to have been paid to

          the actual date of payment.

    Landlord's Expenses

    -------------------

   (2) To pay on written demand made by the Landlord all

       reasonable costs and expenses (including without

       limitation thereof Solicitors' costs, Surveyors',

       Architects' and Engineers' fees and bailiffs' costs)

       properly incurred by the Landlord :-

       (a)incidental to the preparation and service of any

          notice under Section 58 of the Conveyancing and

          Property Ordinance or incurred in or in

          contemplation of proceedings hereunder or

          thereunder save and except in circumstances where

          forfeiture is avoided otherwise than by relief

          granted by the court;

       (b)resulting from all applications by the Tenant for

          any consent or approval of the Landlord required

          by this Lease whether or not the application is

          granted together with any stamp duties on any

          licences and duplicates in connection therewith.

    Compliance with Ordinances

    --------------------------

   (3) To obey and comply with and to indemnify the Landlord

       against the breach of all ordinances, regulations,

       by-laws, rules and requirements of any Governmental

       or other competent authority relating to the use and

       occupation of the Premises, and without prejudice to

       the generality of the foregoing to obtain any

       licence approval or permit required by any

       Governmental or other competent authority in

       connection with the Tenant's use or occupation of

       the Premises prior to the commencement of the

       Tenant's business and to maintain the same in force

       during the currency of this tenancy and to indemnify

       the Landlord against the consequences of a breach of

       this provision.

    Repair

    ------

   (4) Save and except as provided by Clause 3(3) below at

       all times during the term to keep the interior of

       the Premises and every part thereof including

       without prejudice to the generality of the foregoing

       the interior surfaces of the walls ceilings and

       floors, the windows, internal and external window

       frames and doors of the Premises and the Landlord's

       fixtures fittings and installations in the Premises

       in good and tenantable repair and condition (fair

       wear and tear damage caused by structural latent or

       inherent defects excepted) and in whole or in part

       to renew the same as necessary and to paint the

       exterior of the Premises as and when the Tenant

       considers reasonable and if the Tenant is the tenant

       of any roof of the Building to carry out routine

       maintenance to such roof but not major or structural

       repairs or repairs caused by inherent or latent

       defects.

    Repair of Electrical Installations

    ----------------------------------

   (5) At all times during the term to repair or replace any

       electrical installation or wiring installed by the

       Tenant if the same becomes dangerous or unsafe or if

       so reasonably required by the Landlord or by the

       relevant utility company and in so doing the Tenant

       shall use only a contractor approved by the Landlord

       in writing for the purpose (such approval not to be

       unreasonably withheld or delayed). The Tenant shall

       have the right to increase the electrical loading at

       the Premises and for this purpose will have the

       right to build an additional transformer room in the

       Premises subject to compliance with all regulations

       and requirements of the relevant utility company in

       connection therewith for this purpose the Tenant

       will use only a contractor approved by the Landlord

       as aforesaid. The Tenant shall permit the Landlord

       or its agent to test the Tenant's wiring in the

       Premises at any time upon request being made. The

       Tenant  shall indemnify the Landlord and hold it

       harmless against any cost claim damage or

       proceedings resulting from or attributable to any

       malfunction or disrepair of the electrical

       installation or apparatus installed by the Tenant in

       the Premises.

    Drains and Sewage

    -----------------

   (6) Not to allow to pass into the sewers drains or

       watercourses serving the Building any noxious or

       deleterious effluent or other substance which may

       cause an obstruction in or injure the said sewers

       drains or watercourses and in the event of such

       obstruction or injury if required by the Landlord at

       the Tenant's cost forthwith to remove such

       obstruction and to make good all damage to the

       satisfaction of the Landlord and if the Tenant shall

       refuse to remove such obstruction and make good any

       damage, the Landlord shall have the right to perform

       the matters aforesaid and claim all costs, expenses

       and damages properly incurred or sustained by the

       Landlord from the Tenant.

    Landlord's Access

    -----------------

   (7).(a)To permit the Landlord and its agents upon

          reasonable prior written notice (except in case of

          emergency) with all necessary workmen materials

          and appliances at all reasonable times during

          normal business hours (or at any time in case of

          emergency) to enter upon and examine the condition

          of the Premises and thereupon the Landlord may

          serve upon the Tenant a notice in writing

          specifying any defect decay redecoration or want

          or reparation which is the responsibility of the

          Tenant hereunder to be remedied and require the

          Tenant forthwith to execute the same and if the

          Tenant shall not promptly after service of such

          notice commence and thereafter proceed diligently

          with the execution of such repairs and

          redecorations then to permit the Landlord with all

          necessary workmen materials and appliances to

          enter upon the Premises and execute such repairs

          and redecorations and the cost thereof (which

          expression shall include without limitation all

          necessary and reasonable legal costs and

          Surveyors' fees and other reasonable expenditure

          whatsoever attendant thereon) shall be paid by the

          Tenant to the Landlord on demand and be

          recoverable as a debt;

       (b)To permit the Landlord upon reasonable prior

          written notice (save that no such notice shall be

          required in the case of any emergency) and its

          agents and other persons authorized by them with

          all necessary workmen materials and appliances at

          all reasonable time during normal business hours

          (or at any time in case of emergency) to enter

          upon the Premises to execute repairs on any part

          of the Building or the fixtures fittings or

          appliances therein which is the responsibility of

          the Landlord hereunder and for the purpose of

          executing the same to erect scaffolding or to

          place ladders upon the Premises or any part

          thereof causing as little inconvenience and

          physical damage as practicable and all such damage

          thereby occasioned to the Premises being made good

          by the Landlord.

    Restriction on Alterations

    --------------------------

   (8) (a)Not without the prior written consent of the

          Landlord (such consent not to be unreasonably

          withheld or delayed) and the approval of all

          relevant Government authorities if necessary to

          build or erect or permit or suffer to be built or

          erected any building on the Premises or on any

          part thereof and not without such consent as

          aforesaid to make or to permit or suffer to be

          made any addition or alteration to the Premises or

          to any part thereof or to any fixtures and

          fittings therein of any nature whatsoever whether

          structural or non-structural and at the request of

          the Landlord forthwith to demolish and remove any

          building addition or alteration built erected or

          made in breach of the foregoing covenant and to

          restore the Premises and the fixtures and fittings

          thereof to their previous condition to the

          satisfaction of the Landlord;

       (b)Not without the prior written consent of the

          Landlord (such consent not to be unreasonably

          withheld or delayed) and the approval of all

          relevant Government authorities if necessary to

          alter or permit or suffer to be altered any main

          electricity cable gas or water pipe or drain or

          heating apparatus nor cut maim or injure or permit

          or suffer to be cut maimed or injured any of the

          walls or floors of the Premises or any part of the

          main structure of the Building or other structural

          members thereof nor attach anything to any

          structural wall of the Premises;

       (c)If notwithstanding the foregoing terms and

          provisions the Landlord shall at its sole

          discretion decide to permit the Tenant to make any

          addition or alteration to the Premises or the

          fixtures and fittings and the Tenant shall carry

          out such works then at the expiration or sooner

          determination of the term the Tenant will if

          required by the Landlord at the Tenant's own cost

          reinstate and make good to the satisfaction of the

          Landlord the Premises and the fixtures and

          fittings and restore the same as if such addition

          or alteration (or such of them as may be specified

          by the Landlord) had not been made and to pay the

          reasonable expenses properly incurred by the

          Landlord incidental to the superintendence of such

          reinstatement and making good as well as for all

          reasonable costs expenses and losses incurred by

          the Landlord due to the failure of the Tenant to

          comply with this provision.

    Alienation

    ----------

   (9) Not to assign underlet mortgage charge or part with

       possession of or transfer the Premises or any part

       thereof or any interest therein nor permit or suffer

       any arrangement or transaction whereby any person

       who is not a party to this Lease obtains the use or

       possession of the Premises or any part thereof

       regardless of whether any rental or other

       consideration is given Provided that the Tenant

       shall have the right with the consent of the

       Landlord  (such consent not to be unreasonably

       withheld or delayed) to sublet the whole or any part

       or parts of the Premises Provided Further that if

       the rent actually received from any sub-tenant in

       respect of the Premises or any part thereof exceeds

       the rent payable by the Tenant in respect of that

       part the Tenant shall pay to the Landlord the amount

       of such excess less all costs and expenses incurred

       by the Tenant in connection with the subletting or

       in connection with enforcing the terms of any sub-

       tenancy agreement against any sub-tenant.

    Notice

    ------

   (10)Forthwith on receipt of notice (whether by

       advertisement or otherwise) to give full particulars

       to the Landlord of any permission notice order claim

       or proposal for a notice order or claim made given

       or issued by Government affecting or likely to

       affect the Premises and if so required by the

       Landlord to produce such permission notice order

       claim or proposal for a notice order or claim to the

       Landlord.

    Use of the Premises

    -------------------

   (11)(a)Not to use or permit or suffer to be used the

          Premises or any part thereof for any illegal or

          immoral purpose or for any dangerous noxious noisy

          or offensive trade business or purpose whatsoever;

       (b)To use the Premises for such purposes as set out

          in the Occupation Permit relating to the Premises

          and in the Crown Grant document under which the

          Premises are held from the Crown Provided that the

          Tenant shall have the right, with the consent of

          the Landlord (such consent not to be unreasonably

          withheld) to apply to the relevant government

          authorities for permission to change the use or

          uses of the Premises and the Tenant shall pay all

          costs and expenses incidental to such application

          and to carry out and perform all conditions

          imposed by the relevant government authorities on

          the grant of such change of user of the Premises

          or parts thereof;

       (c)To obtain and renew all necessary consents

          required by law relating to the use of the

          Premises and not to breach the terms of such

          consents and to fully indemnify the Landlord for

          any failure of the Tenant to use the Premises for

          the permitted purpose and/or the breach by the

          Tenant of any terms of the Crown Grant and/or

          Occupation Permit and/or waiver or other

          modification letter(s) relating to the Premises.

    Access

    ------

   (12)Not to do or permit any act or thing whereby any

       entrance or exit of the Building or any of the

       common parts thereof which the Tenant is authorised

       to use may be impeded or hindered in any way

       whatsoever.

    Floor Loading

    -------------

   (13) Not to do or bring or permit to be done or brought

       in or upon the Premises or any part of the Building

       anything which may put on the Premises or any part

       of the Building any weight stress or strain in

       excess of that which the same are designed to bear.

    Nuisance

    --------

   (14)Not to do or permit or suffer anything in or upon the

       Premises or any part thereof or on any property over

       which the Tenant exercises rights which may be or

       become a nuisance or annoyance to the Landlord or

       the tenants owners or occupiers of other premises in

       the Building.

    Landlord's Insurance

    --------------------

   (15)(a)Not to do or allow to be done anything whereby any

          insurance for the time being effected in respect

          of the Premises or the Building (including without

          prejudice to the generality of the foregoing

          insurance against loss of rent in respect of the

          Premises) or any part thereof may be rendered void

          or voidable or be in anyway affected nor do or

          allow to be done anything whereby any additional

          premium may become payable for any insurance in

          respect of the Premises or the Building and to

          comply with all reasonable recommendations of the

          insurers as to fire precautions relating to the

          Premises and to repay to the Landlord on demand

          all reasonable sums paid by the Landlord by way of

          increased premium or premia and all reasonable

          expenses incurred by the Landlord in and about any

          renewal of such policy or policies arising from or

          rendered necessary by a breach of this sub-clause;

       (b)In the event of the Premises or any part thereof

          being destroyed or damaged to give notice in

          writing thereof to the Landlord forthwith on the

          happening of such event.

    Storage

    -------

   (16)Not to bring keep store or suffer to be brought, kept

       or stored in or upon the Premises or any part

       thereof any petrol or petroleum products or any

       other dangerous explosive or inflammable substances

       whatsoever without the appropriate consents from the

       relevant authorities Provided that the Tenant shall

       be entitled to store such products or substances in

       such quantities as are permitted by the relevant

       authorities and subject to any conditions imposed by

       the relevant authorities (if any).

    Signs and Placards

    ------------------

   (17)Not to erect name signs at the entrance to or on the

       exterior of the Premises or on the roof of the

       Building nor to affix place or exhibit or permit or

       suffer to be affixed placed or exhibited to or upon

       the exterior of the Premises or to or through any

       windows thereof or to any part of the Building

       without all necessary consents from the Government.

    Landlord's signs

    ----------------

   (18)To permit the Landlord at any time during the last

       three (3) months of the said term to affix and

       retain without interference upon any part of the

       Premises a notice for reletting the same provided

       that the sign does not interfere with the Tenant's

       own sign or its business and to allow the Landlord

       during the last three (3) months of the term to show

       the Premises to prospective purchasers or tenants of

       the Premises after giving reasonable prior notice to

       the Tenant with as little inconvenience as possible

       to the Tenant.

    Delivery-up

    -----------

   (19)At the determination of the term at the Landlord's

       discretion either to remove all fixtures and

       fittings installed in the Premises by or on behalf

       of the Tenant and to make good all damage caused by

       their removal and to yield up the Premises or

       Provided the Landlord agrees to yield up the

       Premises with all fixtures and fittings which have

       been affixed to the Premises by or on behalf of the

       Tenant and which have become part of the Premises

       with vacant possession and in accordance with the

       agreements terms and provisions of this Lease.

    Crown Lease

    -----------

   (20)Not to breach the terms of the Crown Lease relating

       to the Building and to indemnify the Landlord

       against any breach of the term of this Clause.



3.  LANDLORD'S AGREEMENTS

    The Landlord HEREBY AGREES with the Tenant as follows: -

    Quiet Enjoyment

    ---------------

   (1) That the Tenant paying the rents hereby reserved and

       performing and observing the several covenants on

       the part of the Tenant herein contained shall and

       may peaceably and quietly hold and enjoy the

       Premises during the said term without any lawful

       interruption by the Landlord or any person

       rightfully claiming through under or in trust for

       the Landlord.

    Crown Rent and Property Tax

    ---------------------------

   (2) To pay the Crown Rent and Property Tax in respect of

       the Premises.

    Maintenance

    -----------

   (3) To keep the exterior of the Building the roof (save

       and except as referred to in Clause 2(4)),

       foundations, main structure and main drains pipes

       cables and services thereof and the common parts and

       common services and facilities thereof in good and

       substantial repair and condition and maintain the

       same save and except where any damage is caused by

       the act or neglect of the Tenant unless the same is

       covered by the Landlord's insurance Provided that in

       the event that the Landlord sells a portion of the

       Building and enters into a Deed of Mutual Covenant

       under which the exterior roof foundations and main

       structure of the Building and main drains pipes

       cables and services thereof and the common parts and

       common services and facilities thereof are

       maintained and repaired then the Landlord's

       obligations in relation to the repair of such items

       shall be to enforce the terms of such Deed of Mutual

       Covenant against the owners of the Building at the

       Tenant's request Provided further that in the event

       that the Tenant becomes liable for the repair of any

       of the items referred to in this Clause then the

       Landlord's liability hereunder shall be reduced

       accordingly.

4.  PROVIDED ALWAYS AND IT IS HEREBY AGREED AND DECLARED as

follows : -

    Re-entry

    --------

   (l) Subject to Section 58 of the Conveyancing and

       Property Ordinance, if the rents hereby reserved or

       any part thereof shall at any time be unpaid after

       the due date thereof (whether formally demanded or

       not) or if any of the agreements or obligations on

       the part of the Tenant herein contained shall not be

       performed and observed or if the Tenant (being an

       individual or being individuals any one of them)

       shall become bankrupt or if the Tenant (being a

       company) shall enter into liquidation whether

       compulsory or voluntary (save for the purpose of

       amalgamation or reconstruction of a solvent company)

       or if a receiver shall be appointed of the Tenant's

       undertaking or if the Tenant shall enter into an

       agreement or make any arrangement with creditors for

       liquidation of the debts of the Tenant by

       composition or otherwise or suffer any distress or

       process of execution to be levied on the goods of

       the Tenant then and in any such case it shall be

       lawful for the Landlord at any time thereafter to re-

       enter upon the Premises or any part thereof in the

       name of the whole and thereupon the term shall

       absolutely determine but without prejudice to any

       right of action of the Landlord in respect of any

       antecedent breach of any of the agreements on the

       part of the Tenant herein contained. All costs and

       expenses of and incidental to any demand for rent or

       any other sum payable under these presents or

       actions or distraint for the recovery of the same

       shall be paid by the Tenant on a full indemnity

       basis and shall be recoverable from the Tenant.

    Cesser of Rent

    --------------

   (2) In the event of the Premises or any part thereof

       being damaged or destroyed by any cause or made

       inaccessible save and except the act neglect or

       default of the Tenant so as to be unfit for

       occupation or use or inaccessible then the rent

       reserved hereby and other charges payable hereunder

       or a fair proportion thereof according to the nature

       and extent of the damage sustained shall cease to be

       payable by the Tenant from the date of such damage

       or destruction until the Premises are restored fit

       for occupation and use and accessible PROVIDED that

       there shall be no cesser of rent if any insurance

       policy effected by the Landlord shall have been

       rendered void or voidable in whole or in part by the

       act or default of the Tenant or any person deriving

       title under the Tenant or if the moneys payable

       under any such policy in respect of loss of rent

       shall not be paid to the Landlord by virtue of the

       act or default of the Tenant and PROVIDED that the

       Landlord shall be under no obligation to reinstate

       the Premises or any part so damaged or destroyed but

       if the Premises have not been reinstated within two

       months of the date of occurrence of such damage or

       destruction rendering them unfit for occupation or

       use or inaccessible the Tenant shall have the right

       to terminate the term on giving written notice to

       the Landlord.

    Deposit

    -------

   (3) (a)The Tenant shall on or before the 1st of July 1994

          and/or in accordance with the Second Schedule in

          relation to the first renewal period and/or the

          second renewal period as the case may be deposit

          with the Landlord the sum and further sums (if

          any) specified in the Fourth Schedule hereto

          (hereinafter called "the deposit") to secure the

          due observance and performance by the Tenant of

          the agreements, stipulations and conditions herein

          contained and on the Tenant's part to be observed

          and performed. The deposit shall be retained by

          the Landlord for its own use and benefit

          throughout the term free of any interest to the

          Tenant with power for the Landlord, without

          prejudice to any right or remedy hereunder, to

          deduct therefrom the rent and other charges

          payable hereunder which is in arrear or any loss

          or damage sustained by the Landlord and properly

          payable by the Tenant as a result of any breach or

          non-observance or non-performance by the Tenant of

          any of the agreements, stipulations or conditions

          herein contained. In the event of any deduction

          being made by the Landlord from the deposit in

          accordance herewith, the Tenant shall on demand by

          the Landlord forthwith further deposit the amount

          so deducted. In the event of any deduction(s) so

          made by the Landlord, the Landlord shall provide

          in writing an itemized account of all such

          deductions made from the deposit within 10

          business days after each such deduction.

       (b)Subject as aforesaid, the deposit shall be

          refunded to the Tenant by the Landlord without

          interest within fourteen (14) days after the

          expiration or sooner determination of this Lease

          and the delivery of vacant possession to the

          Landlord or within fourteen (14) days of the

          settlement of the last outstanding claim by the

          Landlord against the Tenant in respect of any

          breach, non-observance or no-performance of any of

          the agreements, stipulations or conditions herein

          contained and on the part of the Tenant to be

          observed and performed, whichever is the later.

       (c)Without prejudice to sub-clause (a) of this

          Clause, the Tenant shall not be entitled to apply

          and/or direct the Landlord to apply the deposit

          towards the payment of any money due and payable

          by the Tenant to the Landlord hereunder.

       (d)If the Landlord shall go into liquidation (whether

          voluntary or compulsory) or if a receiver shall be

          appointed over the whole or any part of the

          Premises then the Tenant shall forthwith be

          entitled to the return of the said deposit in full

          (subject to such lawful deductions which by that

          time shall have been lawfully made by the Landlord

          therefrom) and/or shall be entitled to apply the

          said deposit in full against any demand or claim

          for rent (or other sums payable hereunder by the

          Tenant) made by the Landlord or any such

          liquidator or receiver.

    Non-liability of Landlord

    -------------------------

   (4) Except as provided herein and so far as permitted by

       law the Landlord shall not be liable for any loss

       damage or inconvenience suffered or incurred by the

       Tenant or occupier of the Premises or any of its or

       their respective servants employees licensees

       invitees or visitors or by any other person or

       persons by reason or in consequence of any act

       neglect default or omission of any tenant or

       occupier of any other premises in the Building.

    Waiver

    ------

   (5) The acceptance of rent by the Landlord shall not be

       deemed to operate as a waiver by the Landlord of any

       right to proceed against the Tenant in respect of

       any breach non-observance or non-performance of the

       covenants or obligations on the part of the Tenant

       herein contained.

    Premium

    -------

   (6) The Tenant acknowledges that no fine premium key

       money or consideration other than that details of

       which are contained in this Lease has been paid by

       the Tenant to the Landlord for the grant of this

       Lease.

    Rent to be paid in advance

    --------------------------

   (7) For the purpose of the Landlord and Tenant

       (Consolidation) Ordinance the rents reserved hereby

       are in arrears if not paid in advance as herein

       provided.

    Verbal warranties

    -----------------

   (8) This Lease sets out the full agreement reached

       between the parties and no other representations

       have been made or warranties given relating to the

       Landlord or the Tenant or the Building or the

       Premises and if any such representation or warranty

       has been given or implied the same is hereby waived

       unless the same has been made in writing and signed

       on behalf of the Landlord or the Tenant.

    Notices

    -------

   (9) Any notice in writing to be served hereunder shall if

       to be served on the Tenant be sufficiently served if

       addressed to the Tenant and sent by prepaid post to

       or delivered by messenger at the Tenant's registered

       office and if to be served on the Landlord be

       sufficiently served if addressed to the Landlord and

       sent by prepaid post to or delivered by messenger at

       the office of the Landlord given above or at the

       Landlord's registered office. A notice sent by post

       shall be deemed to be given when in due course of

       post it would be delivered at the address to which

       it is sent. A notice delivered by messenger shall be

       deemed to be given upon delivery.

   (10)Notwithstanding anything herein contained to the

       contrary at any time after 1st August 1995 the

       Tenant shall be entitled to terminate this Lease by

       (i) giving to the Landlord not less than six months'

       notice in writing or paying six months' rent in lieu

       of notice and (ii) paying to the Landlord by way of

       liquidated damages a lump sum equivalent to the then

       prevailing one month rent whereupon this Lease will

       cease and determine at the expiration of the said

       notice but without prejudice to the rights or claims

       of either party against the other in respect of any

       antecedent breaches.

5.  Costs

     Each party shall pay its own costs of and incidental to

     the preparation and completion of this Lease but the

     stamp duty and registration fees on this Lease and its

     duplicate shall be borne by the parties hereto in equal

     shares.

6.  Interpretation

   (a) In this Lease if the context permits or requires

      words importing the singular number shall include the

      plural number and words importing the masculine

      feminine or neuter gender shall include the other or

      others of them;

   (b) the headings contained in this Lease are for

      convenience only and shall not be referred to in the

      construction or interpretation of this Lease;

   (c) where there are two or more persons included in the

      expressions "the Tenant" or "the Landlord" then all

      covenants by the obligations of the Tenant or the

      Landlord as the case may be shall be deemed to be

      made and given by such persons jointly and severally;

   (d) references to any ordinance herein contained shall be

      deemed to refer to any modification or re-enactment

      thereof for the time being in force.

AS WITNESS the hands of the parties hereto the day and year

first above written.







                           FIRST SCHEDULE



Premises

- - --------

ALL THAT the Building erected on Yau Tong Inland Lot No. 21

and known as Asia Trade Centre, 19 Sze Shan Street, Yau Tong

Bay, Kowloon including the Basement, Ground Floor, First

Floor, Second Floor, Third Floor and Flat Roof appurtenant

thereto, Fourth Floor, Fifth Floor and the Roof.



                          SECOND SCHEDULE



Term

- - ----

TWO (2) YEARS commencing from the 1st August 1994 to the

31st July 1996 (both days are inclusive).



Option To Renew

- - ---------------

I.   (1) The Tenant shall be entitled to an option to renew

         this Lease for a further term of two (2) years

         from the expiry date of the first term of two (2)

         years under this Lease (hereinafter called "the

         first renewal period").

     (2) The Tenant's right to exercise the above option

         shall be subject to

       (a)no outstanding breaches by the Tenant of the

          terms, stipulations, obligations and conditions

          contained in this Lease; and

       (b)the Tenant having exercised its right by notice in

          writing served on the Landlord not less than three

          (3) months and not more than six (6) months prior

          to the date on which the term under this Lease is

          due to expire.

     (3) The first renewal period shall be held under the

         same terms and conditions as are contained in this

         Lease save and except for (a) the provisions of

         this Clause I and (b) the rent payable for the

         first renewal period ("the first revised rent")

         which shall be determined in accordance with

         Clause I(4) below.

     (4) The first revised rent shall be determined by the

         following formula :

         R + (R X A) + {[R + (R X A)] X B}

         where : R = monthly rent of the first term of two

         years

         A = percentage of inflation as published by the

         Census and Statistics Department of the Hong Kong

         Government at the end of first whole year of the

         first term

         B = percentage of inflation as published by the

         Census and Statistics Department of the Hong Kong

         Government at the end of second whole year of the

         fist term

         and if the first and/or second whole year of the

         first term shall straddle two consecutive years

         then the arithmetic average of the percentage of

         inflation for the two consecutive years shall be

         adopted

         and if by the commencement of the first renewal

         period, the percentage of inflation for the second

         year of the first term of two years shall not be

         available, the Tenant shall pay the monthly rent

         for the first term of two years as increased by

         the percentage of inflation for the first whole

         year of the first term (ie. [R + (R X A)} until

         the percentage of inflation for the second year of

         the first term of two years shall have been known

         whereupon the Tenant shall forthwith pay the

         shortfall in one lump sum to the Landlord and

         thereupon pay the first revised rent calculated in

         accordance with the foregoing formula.

II.  (1) The Tenant shall be entitled to another option to

         renew this Lease for another further term of two

         (2) years from the expiry date of the first

         renewal period (hereinafter called "the second

         renewal period").

     (2) The Tenant's right to exercise the above option

         shall be subject to

       (a)there is no outstanding breaches by the Tenant of

          the terms, stipulations, obligations and

          conditions contained in this Lease during the

          first renewal period; and

       (b)the Tenant having exercised its right by notice in

          writing served on the Landlord not less than three

          (3) months and not more than six (6) months prior

          to the date on which the first renewal period is

          due to expire.

     (3) The second renewal period shall be held under the

         same terms and conditions as are contained in the

         Lease for the first renewal period save and except

         for (a) the provisions of this Clause II and (b)

         the rent payable for the second renewal period

         ("the second revised rent") which shall be

         determined in accordance with Clause II(4) below.

     (4) The second revised rent shall be determined by the

         following formula :

         R +(R X A) + {[R + (R X A)] X B}

         where : R = monthly rent of the first renewal

         period

         A = percentage of inflation as published by the

         Census and Statistics Department of the Hong Kong

         Government at the end of first whole year of the

         first renewal period

         B = percentage of inflation as published by the

         Census and Statistics Department of the Hong Kong

         Government at the end of second whole year of the

         first renewal period

         and if the first and/or second whole year of the

         first renewal period shall straddle two

         consecutive years then the arithmetic average of

         the percentage of inflation for the two

         consecutive years shall be adopted

         and if by the commencement of the second renewal

         period, the percentage of inflation for the second

         year of the first renewal period shall not be

         available, the Tenant shall pay the monthly rent

         for the first renewal period as increased by the

         percentage of inflation for the first whole year

         of the first renewal period ie. [R + (R X A)]

         until the percentage of inflation for the second

         year of the first renewal period shall have been

         known whereupon the Tenant shall forthwith pay the

         shortfall in one lump sum to the Landlord and

         thereupon pay the second revised rent calculated

         in accordance with the foregoing formula



                       THIRD SCHEDULE

Rent

- - ----

HONG KONG DOLLARS ONE MILLION THREE HUNDRED AND FIFTY EIGHT

THOUSAND ONLY (HK$1,358,000.00) per month.



                       FOURTH SCHEDULE

Rental Deposit

- - --------------

HONG KONG DOLLARS TWO MILLION SEVEN HUNDRED AND SIXTEEN

THOUSAND ONLY (HK$2,716,000.00) being two months' rental of

which HK$1,760,000.00 will be brought forward from the

current deposit paid by the Tenant to the Landlord. If the

monthly rent shall be increased for the first renewal

period, the Tenant shall at least one (1) month before the

commencement of the first renewal period or within one month after the first revised rent shall have been determined by

the formula (whichever is the later) pay such additional sum which together with the rental deposit for the first term of two (2) years would be equivalent to two (2) months' rent

for the first renewal period. If the monthly rent shall be

increased for the second renewal period, the Tenant shall at least one (1) month before the commencement of the second

renewal period or within one month after the second revised

rent shall have been determined by the formula (whichever is the later) pay such additional sum which together with the

rental deposit for the first renewal period would equal to

two (2) month's rent for the second renewal period.





SIGNED by Clement Fung        )

                              )

for and on behalf             )

of the Landlord whose         )

signature(s) is/are           )

verified by :                 )







SIGNED by Tse Kin Wah         )

                              )

                              )

                              )

for and on behalf of the      )

Tenant in the presence of :-  )

Ian Devereux

  Solicitor

RECEIVED on or before the day and          )

year first above written of and from the   )

Tenant the sum of HONG KONG DOLLARS TWO    )

MILLION SEVEN HUNDRED AND SIXTEEN THOUSAND ) HK$2,716,000.00

ONLY being the deposit money above         )

expressed to be paid by the Tenant to the  )

Landlord.                                  )





W I T N E S S